UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN GLOBAL RISK

ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2012

Date of reporting period: November 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Risk Allocation Fund

(formerly Balanced Shares)

November 30, 2012

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 23, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Risk Allocation Fund (the “Fund”) for the annual reporting period ended November 30, 2012.

Investment Objectives and Policies

Effective October 8, 2012, the Fund changed its name from AllianceBernstein Balanced Shares to AllianceBernstein Global Risk Allocation Fund, eliminated its nonfundamental policies that the Fund’s investments will normally consist of about 60% in stocks and about 40% in fixed-income securities and that fixed-income securities will not normally exceed 60% of the Fund’s investments, and made certain material changes to its investment strategy, including implementation of the tail risk parity strategy described herein. In addition, the Fund’s portfolio management team was changed. The performance information shown is primarily for periods prior to implementation of these changes and may not be representative of performance the Fund will achieve under its current policies.

Under the new investment policies and strategy, the Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-linked instruments. In making decisions on the allocation of assets among asset classes, AllianceBernstein L.P. (the “Adviser”) will use a tail risk parity strategy. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, an average tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Fund assets are then allocated among asset classes so that each asset class will contribute equally to the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on these tail risk parity determinations.

The asset classes in which the Fund may invest include:

•	equity/credit—equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below);

•	fixed-income—fixed-income securities of the U.S. and foreign governments and their agencies and instrumentalities; and

•	inflation-linked—global inflation-linked securities (including Treasury Inflation Protected Securities).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities intended to track the performance of the particular asset class and, primarily for certain types of assets such as credit assets, derivatives intended to track such performance. Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	1

fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”), which are commonly known as “junk bonds”).

The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-U.S. companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivative transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds.

At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocations to equity/credit and inflation-linked securities will typically decrease during bear markets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts.

Investment Results

The table on page 7 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, the Russell 1000 Value Index, the former primary benchmark, the current composite benchmark (the “Current Composite”), a 60%/40% blend of the MSCI World

2	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Index/Barclays Capital (“BC”) Global Aggregate Bond Index, respectively, and its prior composite benchmark (the “Prior Composite”) a 60%/40% blend of the Russell 1000 Value Index and the BC U.S. Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2012. Also included in the table are the individual performance of each of the indices, and returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

For the six-month period, the Fund’s Class A shares underperformed the MSCI World Index, and outperformed for the 12-month period, and underperformed the Russell 1000 Value Index, for both periods, before sales charges. The Fund outperformed its Current and Prior Composites, for both the six- and 12-month periods before sales charges. The Fund outperformed the Lipper Average for both periods.

Within the equity segment versus the Russell 1000 Value Index, for the annual period, security and sector selection contributed to performance, helped by the Fund’s specific holdings in the technology and consumer discretionary sectors, although an overweight to the technology sector detracted. For the semi-annual period, sector selection contributed, while security selection detracted. Security selection detracted in the industrials and consumer staples sectors, while it contributed in the consumer discretionary and technology sectors.

Within the fixed income segment versus the BC U.S. Aggregate Bond Index, for both periods, both sector and security selection were positive. An underweight to U.S. Treasuries and agency mortgages, which underperformed, contributed positively for both periods, as did an overweight to investment-grade corporates and commercial mortgage-backed securities, which outperformed. An overweight to government agencies detracted for both periods while an overweight in asset-backed securities detracted for the semi-annual period. Security selection within the Fund’s corporate holdings was positive for both periods as was selection within the Fund’s asset-backed security holdings. For the annual period, high yield corporate security selection was also positive. Within the Fund’s yield curve positioning, an overweight in the 10-year area of the curve where yields declined most was beneficial for the annual period.

Credit default swaps (“CDS”) were utilized as a hedge against cash positions, which detracted for both periods. For both periods: futures were used for investment purposes, which added to performance; forwards were used for hedging and investment purposes, which had an immaterial impact on performance; interest rate swaps were used for investment purposes, which had an immaterial impact on performance.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	3

As the Fund pursued its new investment strategy during the month of November, inflation-linked securities contributed to returns. High yield CDS were used for investment purposes, and this also contributed to returns.

Market Review and Investment Strategy

The Fund adopted a more flexible asset-allocation approach during the annual reporting period, one designed to preserve long-term growth potential while limiting downside risk. The Fund also moved to a global focus from a U.S. focus in order to capture a broader range of investment opportunities.

These moves were intended to provide greater downside protection and help reduce overall portfolio volatility while preserving long-term growth potential. This approach will seek to better protect the Fund against extreme losses by balancing risk exposure to such “tail” losses across different asset classes. The Quantitative Investment Team (the “Team”) expects to add value primarily through asset allocation decisions, rather than individual security selection. The changes reflect the ongoing evolution of the asset allocation philosophy of the Team and an alternative to traditional balanced asset allocation strategies.

The Fund will continue to invest in multiple asset classes—primarily global equities, global credit, global inflation-linked bonds and global sovereign debt. The Team will dynamically adjust the Fund’s asset allocations so that each asset class is expected to always contribute an equal amount of downside risk to the portfolio. This approach will seek to maintain appropriate risk diversification throughout all market environments.

4	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index, Russell 1000® Value Index, BC Global Aggregate Bond Index and BC U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. The BC Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed income markets. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Current Composite represents a blended performance barometer consisting of a 60%/40% blend of the MSCI World Index and the BC Global Aggregate Bond Index, respectively. The Prior Composite represents a blended performance barometer consisting of a 60%/40% blend of the Russell 1000 Value Index and the BC U.S. Aggregate Bond Index, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Risk Allocation Fund*
Class A	11.03%	17.37%

Class B**	10.62%	16.44%

Class C	10.62%	16.54%

Advisor Class†	11.23%	17.72%

Class R†	10.85%	17.08%

Class K†	11.05%	17.40%

Class I†	11.27%	17.95%

MSCI World Index	12.81%	13.62%

Russell 1000 Value Index	11.20%	17.45%

Current Composite: 60% MSCI World Index/40% BC Global Aggregate Bond Index	9.07%	10.43%

Prior Composite: 60% Russell 1000 Value Index/40% BC U.S. Aggregate Bond Index	7.46%	12.69%

BC Global Aggregate Bond Index	3.61%	5.37%

BC U.S. Aggregate Bond Index	1.99%	5.51%

Lipper Mixed-Asset Target Allocation Growth Funds Average	8.13%	11.43%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2012, by 0.06% and 0.07%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

       Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/02 TO 11/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Risk Allocation Fund Class A shares (from 11/30/02 to 11/30/12) as compared to the performance of the Fund’s Composite benchmark as well as each index separately. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2012
	NAV Returns	SEC Returns
Class A Shares
1 Year	17.37%	12.38%
5 Years	2.97%	2.08%
10 Years	6.37%	5.91%

Class B Shares
1 Year	16.44%	12.44%
5 Years	2.18%	2.18%
10 Years(a)	5.75%	5.75%

Class C Shares
1 Year	16.54%	15.54%
5 Years	2.22%	2.22%
10 Years	5.60%	5.60%

Advisor Class Shares†
1 Year	17.72%	17.72%
5 Years	3.27%	3.27%
10 Years	6.68%	6.68%

Class R Shares†
1 Year	17.08%	17.08%
5 Years	2.69%	2.69%
Since Inception*	5.27%	5.27%

Class K Shares†
1 Year	17.40%	17.40%
5 Years	3.00%	3.00%
Since Inception*	4.37%	4.37%

Class I Shares†
1 Year	17.95%	17.95%
5 Years	3.43%	3.43%
Since Inception*	4.77%	4.77%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.12%, 1.89%, 1.85%, 0.83%, 1.40%, 1.09% and 0.66% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K and Class I shares are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns
Class A Shares
1 Year	10.98%
5 Years	2.18%
10 Years	6.20%

Class B Shares
1 Year	11.14%
5 Years	2.29%
10 Years(a)	6.04%

Class C Shares
1 Year	14.17%
5 Years	2.33%
10 Years	5.90%

Advisor Class Shares†
1 Year	16.25%
5 Years	3.36%
10 Years	6.98%

Class R Shares†
1 Year	15.67%
5 Years	2.79%
Since Inception*	5.25%

Class K Shares†
1 Year	15.99%
5 Years	3.10%
Since Inception*	4.36%

Class I Shares†
1 Year	16.48%
5 Years	3.53%
Since Inception*	4.76%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K and Class I shares are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

10	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,110.30	$5.70	1.08%
Hypothetical**	$1,000	$1,019.60	$5.45	1.08%
Class B
Actual	$1,000	$1,106.20	$9.69	1.84%
Hypothetical**	$1,000	$1,015.80	$9.27	1.84%
Class C
Actual	$1,000	$1,106.20	$9.48	1.80%
Hypothetical**	$1,000	$1,016.00	$9.07	1.80%
Advisor Class
Actual	$1,000	$1,112.30	$4.12	0.78%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%
Class R
Actual	$1,000	$1,108.50	$7.27	1.38%
Hypothetical**	$1,000	$1,018.10	$6.96	1.38%
Class K
Actual	$1,000	$1,110.50	$5.65	1.07%
Hypothetical**	$1,000	$1,019.65	$5.40	1.07%
Class I
Actual	$1,000	$1,112.70	$3.38	0.64%
Hypothetical**	$1,000	$1,021.80	$3.23	0.64%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	11

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $560.4

*	All data are as of November 30, 2012. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details) “Other” country weightings represent 0.8% or less in the following countries: Australia, Belgium, Brazil, China, Denmark, Finland, Greece, Hong Kong, Ireland, Israel, Kazakhstan, Luxembourg, Macau, Malaysia, Netherlands, Portugal, Singapore, South Africa and Spain.

12	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$142,336,909	25.4%
Norway Government Bond	25,312,718	4.5
Australia Government Bond	25,203,769	4.5
New Zealand Government Bond	24,966,523	4.5
Sweden Government Bond	23,412,815	4.2
Italy Buoni Poliennali Del Tesoro	21,151,790	3.8
Turkey Government Bond	20,967,817	3.7
Deutsche Bundesrepublik Inflation Linked Bond	16,773,198	3.0
United Kingdom Gilt Inflation Linked	16,732,196	3.0
Canadian Government Bond	16,451,418	2.9
	$333,309,153	59.5%

*	Long-Term Investments.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	13

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2012

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 44.7%
Canada – 2.9%
Canadian Government Bond 4.00%, 12/01/31	CAD	5,053	$8,896,007
3.00%, 12/01/36		4,543	7,555,411

			16,451,418

France – 2.9%
France Government Bond OAT Series OATI 2.10%, 7/25/23	EUR	10,307	16,223,205

Germany – 3.0%
Deutsche Bundesrepublik Inflation Linked Bond 1.75%, 4/15/20		7,957	12,197,509
1.50%, 4/15/16		3,241	4,575,689

			16,773,198

Italy – 3.8%
Italy Buoni Poliennali Del Tesoro 2.10%, 9/15/21		17,313	21,151,790

Turkey – 3.7%
Turkey Government Bond 3.00%, 2/23/22	TRY	12,775	8,228,835
4.50%, 2/11/15		20,562	12,738,982

			20,967,817

United Kingdom – 3.0%
United Kingdom Gilt Inflation Linked Series 3MO 1.25%, 11/22/32	GBP	4,757	9,649,648
0.75%, 3/22/34(a)		3,832	7,082,548

			16,732,196

United States – 25.4%
U.S. Treasury Inflation Index 1.25%, 7/15/20 (TIPS)	U.S.$	10,402	12,425,200
1.125%, 1/15/21 (TIPS)		44,566	52,723,398
0.625%, 7/15/21 (TIPS)		44,184	50,631,635
0.125%, 7/15/22 (TIPS)		24,197	26,556,676

			142,336,909

Total Inflation-Linked Securities (cost $247,473,365)			250,636,533

GOVERNMENTS - TREASURIES – 17.6%
Australia – 4.5%
Australia Government Bond Series 124 5.75%, 5/15/21	AUD	20,085	25,203,769

14	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Zealand – 4.4%
New Zealand Government Bond Series 521 6.00%, 5/15/21	NZD	25,510	$24,966,523

Norway – 4.5%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	125,510	25,312,718

Sweden – 4.2%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	132,275	23,412,815

Total Governments - Treasuries (cost $98,779,563)			98,895,825

Company		Shares
COMMON STOCKS – 8.8%
Financials – 1.7%
Capital Markets – 0.1%
Bank of New York Mellon Corp. (The)		3,600	86,184
BlackRock, Inc. – Class A		500	98,520
Charles Schwab Corp. (The)		4,900	64,190
Deutsche Bank AG (REG)		1,890	83,367
Franklin Resources, Inc.		700	92,414
Goldman Sachs Group, Inc. (The)		900	106,011
Macquarie Group Ltd.		1,080	36,971
Morgan Stanley		4,800	80,976
Nomura Holdings, Inc.		7,200	29,957
State Street Corp.		2,100	93,324
UBS AG(b)		12,140	190,374

			962,288

Commercial Banks – 0.7%
Australia & New Zealand Banking Group Ltd.		5,280	134,372
Banco Bilbao Vizcaya Argentaria SA		10,600	89,936
Banco Espirito Santo SA(b)		3,960	3,956
Banco Santander SA		19,400	149,449
Bank Leumi Le-Israel BM(b)		5,800	19,579
Bank of Montreal		1,300	78,090
Bank of Nova Scotia		2,200	124,025
Barclays PLC		30,630	121,489
BB&T Corp.		2,800	78,876
BNP Paribas SA		1,900	106,326
BOC Hong Kong Holdings Ltd.		7,500	23,023
CaixaBank		8,480	32,428
Canadian Imperial Bank of Commerce		800	64,590
Commonwealth Bank of Australia		3,140	195,740

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Credit Agricole SA(b)	7,190	$54,636
Danske Bank A/S(b)	1,460	25,026
DBS Group Holdings Ltd.	4,000	47,337
DnB ASA	2,350	29,219
Erste Group Bank AG(b)	430	12,664
Hang Seng Bank Ltd.	1,500	22,863
HSBC Holdings PLC	35,770	365,288
Intesa Sanpaolo SpA	20,450	34,460
KBC Groep NV	510	15,384
Lloyds Banking Group PLC(b)	177,660	132,668
Mitsubishi UFJ Financial Group, Inc.	25,100	115,445
Mizuho Financial Group, Inc.	45,000	72,551
National Australia Bank Ltd.	4,410	111,951
Natixis	9,720	31,204
Nordea Bank AB	5,190	47,584
Oversea-Chinese Banking Corp., Ltd.	5,000	38,530
PNC Financial Services Group, Inc.	1,500	84,210
Raiffeisen Bank International AG	230	9,479
Resona Holdings, Inc.	5,000	20,989
Royal Bank of Canada	2,800	166,024
Royal Bank of Scotland Group PLC(b)	22,530	106,754
Skandinaviska Enskilda Banken AB	3,110	25,063
Societe Generale SA(b)	1,710	61,988
Standard Chartered PLC	5,030	117,325
Sumitomo Mitsui Financial Group, Inc.	2,600	84,163
Sumitomo Mitsui Trust Holdings, Inc.	8,000	24,392
Svenska Handelsbanken AB	970	34,522
Swedbank AB	1,620	29,958
Toronto-Dominion Bank (The)	1,800	150,364
UniCredit SpA(b)	7,980	37,195
United Overseas Bank Ltd.	3,000	45,993
US Bancorp	3,700	119,362
Wells Fargo & Co.	10,100	333,401
Westpac Banking Corp.	6,020	160,341

		3,990,212

Consumer Finance – 0.1%
American Express Co.	2,000	111,800
Capital One Financial Corp.	1,500	86,400
Discover Financial Services	2,200	91,542

		289,742

Diversified Financial Services – 0.2%
Bank of America Corp.	21,200	209,032
Citigroup, Inc.	5,800	200,506
CME Group, Inc. – Class A	1,500	82,905
Exor SpA	1,050	25,989
Groupe Bruxelles Lambert SA	250	19,469
Hong Kong Exchanges and Clearing Ltd.	2,000	31,860

16	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

ING Groep NV(b)	7,540	$68,131
Investor AB	1,180	27,360
JPMorgan Chase & Co.	7,600	312,208
ORIX Corp.	210	21,160

		998,620

Insurance – 0.4%
ACE Ltd.	1,100	87,153
Aegon NV	5,200	29,905
Aflac, Inc.	1,800	95,382
AIA Group Ltd.	20,000	78,166
Allianz SE	900	117,081
Allstate Corp. (The)	2,100	85,008
American International Group, Inc.(b)	2,400	79,512
AMP Ltd.	13,880	66,676
AON PLC	1,700	96,560
Assicurazioni Generali SpA	2,300	38,637
Berkshire Hathaway, Inc.(b)	1,800	158,544
Chubb Corp. (The)	1,100	84,689
Dai-ichi Life Insurance Co., Ltd. (The)	82	93,515
Great-West Lifeco, Inc.	2,300	54,458
Manulife Financial Corp.	4,200	54,035
Marsh & McLennan Cos., Inc.	2,600	91,572
MetLife, Inc.	2,600	86,294
MS&AD Insurance Group Holdings	1,200	20,920
Muenchener Rueckversicherungs AG	520	88,800
NKSJ Holdings, Inc.	1,000	19,047
Power Financial Corp.	2,100	56,044
Prudential Financial, Inc.	1,500	78,180
Prudential PLC	8,680	126,180
QBE Insurance Group Ltd.	4,590	52,447
Sampo Oyj	830	26,527
Sony Financial Holdings, Inc.	1,272	21,943
Sun Life Financial, Inc.	1,700	46,532
Suncorp Group Ltd.	6,670	67,511
T&D Holdings, Inc.	2,050	22,148
Tokio Marine Holdings, Inc.	1,400	36,053
Travelers Cos., Inc. (The)	1,300	92,066
Vienna Insurance Group AG Wiener Versicherung Gruppe	110	5,226
Zurich Insurance Group AG(b)	500	127,723

		2,284,534

Real Estate Investment Trusts (REITs) – 0.1%
American Tower Corp.	1,200	89,916
General Growth Properties, Inc.	4,500	87,165
HCP, Inc.	2,000	90,100
Link REIT (The)	4,500	24,584
Public Storage	700	98,448
Simon Property Group, Inc.	600	91,278

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Unibail-Rodamco SE	260	$61,085
Ventas, Inc.	1,400	89,110
Westfield Group	6,080	66,189

		697,875

Real Estate Management & Development – 0.1%
Brookfield Asset Management, Inc.	1,500	52,217
CapitaLand Ltd.	7,000	20,230
Cheung Kong Holdings Ltd.	3,000	45,694
City Developments Ltd.	2,000	19,190
Daito Trust Construction Co., Ltd.	200	19,432
Daiwa House Industry Co., Ltd.	2,000	30,664
Global Logistic Properties Ltd.	9,000	20,706
Hang Lung Properties Ltd.	7,000	25,596
Henderson Land Development Co., Ltd.	3,000	21,359
Mitsubishi Estate Co., Ltd.	2,000	38,712
Mitsui Fudosan Co., Ltd.	2,000	41,923
New World Development Co., Ltd.	14,000	22,029
Sino Land Co., Ltd.	12,000	21,636
Sumitomo Realty & Development Co., Ltd.	1,000	27,348
Sun Hung Kai Properties Ltd.	3,000	43,927
Swire Pacific Ltd.	2,000	24,576
Wharf Holdings Ltd.	3,000	23,197

		498,436

		9,721,707

Information Technology – 1.1%
Communications Equipment – 0.1%
Cisco Systems, Inc.	10,700	202,337
Motorola Solutions, Inc.	1,700	92,565
Nokia Oyj	7,380	24,248
QUALCOMM, Inc.	3,400	216,308
Telefonaktiebolaget LM Ericsson – Class B	5,930	55,586

		591,044

Computers & Peripherals – 0.3%
Apple, Inc.	1,900	1,112,032
Dell, Inc.	9,100	87,724
EMC Corp./MA(b)	4,100	101,762
Fujitsu Ltd.	6,000	22,809
Hewlett-Packard Co.	6,100	79,239
Toshiba Corp.	8,000	27,396

		1,430,962

Electronic Equipment, Instruments & Components – 0.1%
Corning, Inc.	6,500	79,495
Fujifilm Holdings Corp.	1,300	23,941
Hexagon AB	590	14,626
Hitachi Ltd.	9,000	52,158
Hoya Corp.	1,100	21,162

18	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Keyence Corp.	100	$27,994
Kyocera Corp.	300	27,762
Murata Manufacturing Co., Ltd.	400	22,755
TDK Corp.	500	19,659
TE Connectivity Ltd.	2,400	84,456

		374,008

Internet Software & Services – 0.1%
eBay, Inc.(b)	2,300	121,486
Facebook, Inc.(b)	3,750	105,000
Google, Inc. – Class A(b)	500	349,185
Yahoo! Japan Corp.	58	19,539
Yahoo!, Inc.(b)	5,600	105,112

		700,322

IT Services – 0.2%
Accenture PLC	1,300	88,296
Amadeus IT Holding SA	1,260	29,434
Automatic Data Processing, Inc.	1,500	85,140
CGI Group, Inc.(b)	1,000	22,953
Cognizant Technology Solutions Corp. – Class A(b)	1,300	87,399
International Business Machines Corp.	2,200	418,154
Mastercard, Inc. – Class A	200	97,736
NTT Data Corp.	7	20,356
Visa, Inc. – Class A	1,000	149,710

		999,178

Office Electronics – 0.0%
Canon, Inc.	2,200	77,833
Ricoh Co., Ltd.	2,000	18,645

		96,478

Semiconductors & Semiconductor Equipment – 0.1%
ASM Pacific Technology Ltd.	1,000	11,673
ASML Holding NV	639	39,963
Broadcom Corp. – Class A(b)	2,600	84,188
Infineon Technologies AG	6,350	48,727
Intel Corp.	9,900	193,743
Mellanox Technologies Ltd.(b)	110	8,352
Texas Instruments, Inc.	3,100	91,357
Tokyo Electron Ltd.	500	22,399

		500,402

Software – 0.2%
Adobe Systems, Inc.(b)	2,800	96,908
Dassault Systemes SA	540	61,163
Intuit, Inc.	1,500	89,865
Microsoft Corp.	15,100	401,962
Nexon Co., Ltd.(b)	1,700	19,108
Nintendo Co., Ltd.	200	24,035

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	19

Portfolio of Investments

Company	Shares	U.S. $ Value

Oracle Corp.	8,000	$256,800
Oracle Corp. Japan	500	21,039
Salesforce.com, Inc.(b)	600	94,602
SAP AG	1,810	141,323
VMware, Inc. – Class A(b)	1,000	90,950

		1,297,755

		5,990,149

Consumer Discretionary – 1.0%
Auto Components – 0.1%
Aisin Seiki Co., Ltd.	800	23,764
Bridgestone Corp.	1,300	31,509
Cie Generale des Etablissements Michelin – Class B	660	61,512
Denso Corp.	1,000	33,057
Johnson Controls, Inc.	3,400	93,636
Magna International, Inc. (Toronto) – Class A	900	41,994
Nokian Renkaat OYJ	310	12,960
Toyota Industries Corp.	800	24,052

		322,484

Automobiles – 0.2%
Bayerische Motoren Werke AG	1,080	95,912
Daihatsu Motor Co., Ltd.	1,000	17,806
Daimler AG	1,790	88,531
Ford Motor Co.	8,600	98,470
Fuji Heavy Industries Ltd.	3,000	33,827
General Motors Co.(b)	3,600	93,168
Honda Motor Co., Ltd.	3,200	106,660
Isuzu Motors Ltd.	4,000	23,552
Nissan Motor Co., Ltd.	4,900	47,758
Suzuki Motor Corp.	1,000	23,814
Toyota Motor Corp.	5,400	232,508
Volkswagen AG	490	99,805
Volkswagen AG (Preference Shares)	250	54,196

		1,016,007

Distributors – 0.0%
Jardine Cycle & Carriage Ltd.	1,000	40,021
Li & Fung Ltd.	8,000	13,167

		53,188

Hotels, Restaurants & Leisure – 0.1%
Carnival Corp.	2,300	88,918
Compass Group PLC	10,950	126,549
Crown Ltd.	3,390	36,286
Galaxy Entertainment Group Ltd.(b)	7,000	26,633
Las Vegas Sands Corp.	1,900	88,635
McDonald’s Corp.	2,000	174,080
OPAP SA	430	2,797
Oriental Land Co., Ltd./Japan	200	25,745
Sands China Ltd.	6,000	25,578

20	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SKYCITY Entertainment Group Ltd.	1,230	$3,778
Starbucks Corp.	1,800	93,366
Wynn Macau Ltd.	8,000	22,804
Yum! Brands, Inc.	1,300	87,204

		802,373

Household Durables – 0.0%
Electrolux AB	780	20,448
Panasonic Corp.	4,300	21,205
Sekisui House Ltd.	2,000	18,804
Sony Corp.	2,000	19,486

		79,943

Internet & Catalog Retail – 0.0%
Amazon.com, Inc.(b)	700	176,435
priceline.com, Inc.(b)	100	66,316
Rakuten, Inc.	2,299	19,382

		262,133

Leisure Equipment & Products – 0.0%
Nikon Corp.	900	25,077
Shimano, Inc.	300	19,872

		44,949

Media – 0.3%
British Sky Broadcasting Group PLC	8,000	97,358
CBS Corp. – Class B	2,600	93,548
Comcast Corp.	2,500	90,100
Comcast Corp. – Class A	4,200	156,156
Dentsu, Inc.	900	22,053
DIRECTV(b)	1,700	84,490
Jupiter Telecommunications Co., Ltd.	21	27,462
Liberty Global, Inc.(b)	1,400	78,456
McGraw-Hill Cos., Inc. (The)	800	42,488
News Corp. – Class A	3,500	86,240
News Corp. – Class B	3,500	88,270
Reed Elsevier NV	2,210	31,960
Thomson Reuters Corp.	1,800	49,559
Time Warner Cable, Inc. – Class A	900	85,401
Time Warner, Inc.	2,000	94,600
Viacom, Inc. – Class B	1,600	82,576
Walt Disney Co. (The)	3,300	163,878
WPP PLC	4,410	60,549

		1,435,144

Multiline Retail – 0.1%
Dollar General Corp.(b)	1,900	95,000
Macy’s, Inc.	2,200	85,140
PPR	330	61,615
Target Corp.	1,400	88,382

		330,137

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	21

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.1%
Fast Retailing Co., Ltd.	100	$22,808
Gap, Inc. (The)	2,400	82,704
Hennes & Mauritz AB – Class B	1,870	60,739
Home Depot, Inc. (The)	3,000	195,210
Inditex SA	430	59,031
Lowe’s Cos., Inc.	2,700	97,443
TJX Cos., Inc.	2,100	93,114

		611,049

Textiles, Apparel & Luxury Goods – 0.1%
Christian Dior SA	400	64,698
Cie Financiere Richemont SA	1,920	148,193
Coach, Inc.	1,600	92,544
Luxottica Group SpA	770	31,667
LVMH Moet Hennessy Louis Vuitton SA	500	87,795
NIKE, Inc. – Class B	900	87,732
VF Corp.	500	80,255

		592,884

		5,550,291

Consumer Staples – 1.0%
Beverages – 0.2%
Anheuser-Busch InBev NV	1,580	138,744
Asahi Group Holdings Ltd.	900	20,254
Carlsberg A/S	210	20,451
Coca Cola Hellenic Bottling Co. SA(b)	400	9,302
Coca-Cola Amatil Ltd.	2,360	33,860
Coca-Cola Co. (The)	8,000	303,360
Diageo PLC	4,930	147,048
Heineken Holding NV	750	40,640
Heineken NV	610	40,259
Kirin Holdings Co., Ltd.	2,000	24,588
PepsiCo, Inc.	3,100	217,651
Pernod-Ricard SA	510	57,786
SABMiller PLC	2,820	127,864

		1,181,807

Food & Staples Retailing – 0.2%
Aeon Co., Ltd.	2,000	22,397
Carrefour SA	1,310	32,332
Colruyt SA	330	15,191
Costco Wholesale Corp.	900	93,591
CVS Caremark Corp.	2,600	120,926
Jeronimo Martins SGPS SA	430	8,016
Lawson, Inc.	300	20,309
Loblaw Cos. Ltd.	1,500	50,541
Seven & I Holdings Co., Ltd.	1,500	43,714
Sysco Corp.	2,800	88,620
Tesco PLC	20,310	105,952

22	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Wal-Mart Stores, Inc.	3,700	$266,474
Walgreen Co.	2,500	84,775
Wesfarmers Ltd.	1,980	73,442
Whole Foods Market, Inc.	600	56,016
Woolworths Ltd.	2,420	73,984

		1,156,280

Food Products – 0.2%
Ajinomoto Co., Inc.	1,000	14,301
Archer-Daniels-Midland Co.	3,100	82,770
Danone SA	1,140	72,357
General Mills, Inc.	2,200	90,178
Kellogg Co.	1,700	94,282
Kerry Group PLC	300	15,718
Kraft Foods Group, Inc.(b)	1,900	85,918
Mondelez International, Inc.	3,300	85,437
Nestle SA	6,500	425,474
Saputo, Inc.	600	27,809
Unilever NV	3,210	121,816
Unilever PLC	3,190	122,401
Wilmar International Ltd.	7,000	18,278
Yakult Honsha Co., Ltd.	500	21,971

		1,278,710

Household Products – 0.1%
Colgate-Palmolive Co.	900	97,650
Kimberly-Clark Corp.	1,000	85,720
Procter & Gamble Co. (The)	5,400	377,082
Reckitt Benckiser Group PLC	2,040	128,315
Svenska Cellulosa AB – Class B	1,450	29,378
Unicharm Corp.	400	20,448

		738,593

Personal Products – 0.1%
Beiersdorf AG	960	75,290
Estee Lauder Cos., Inc. (The) – Class A	1,400	81,550
Kao Corp.	1,000	27,497
L’Oreal SA	480	65,183

		249,520

Tobacco – 0.2%
Altria Group, Inc.	4,000	135,240
British American Tobacco PLC	3,850	202,244
Japan Tobacco, Inc.	1,773	53,163
Philip Morris International, Inc.	3,400	305,592
Reynolds American, Inc.	2,100	91,812
Swedish Match AB	320	11,269

		799,320

		5,404,230

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	23

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 1.0%
Aerospace & Defense – 0.2%
BAE Systems PLC	13,330	$69,952
Boeing Co. (The)	1,400	103,992
European Aeronautic Defence and Space Co. NV	1,650	55,622
General Dynamics Corp.	1,300	86,450
Honeywell International, Inc.	1,500	91,995
Lockheed Martin Corp.	1,000	93,300
Northrop Grumman Corp.	1,300	86,710
Precision Castparts Corp.	500	91,695
Raytheon Co.	1,600	91,408
Rolls-Royce Holdings PLC(b)	8,550	122,118
Safran SA	1,300	53,300
Singapore Technologies Engineering Ltd.	7,000	21,037
United Technologies Corp.	1,700	136,187

		1,103,766

Air Freight & Logistics – 0.1%
Deutsche Post AG	3,970	82,460
FedEx Corp.	1,000	89,530
United Parcel Service, Inc. – Class B	1,400	102,354
Yamato Holdings Co., Ltd.	1,400	21,014

		295,358

Airlines – 0.0%
All Nippon Airways Co., Ltd.	11,000	23,634
Japan Airlines Co., Ltd.(b)	500	22,988
Singapore Airlines Ltd.	2,000	17,607

		64,229

Building Products – 0.0%
Asahi Glass Co., Ltd.	3,000	22,937
Assa Abloy AB	800	28,984
Cie de St-Gobain	1,630	65,107
Daikin Industries Ltd.	900	28,377
LIXIL Group Corp.	1,000	21,237

		166,642

Commercial Services & Supplies – 0.0%
Brambles Ltd.	9,010	68,093
Secom Co., Ltd.	400	20,529
Waste Management, Inc.	2,700	87,939

		176,561

Construction & Engineering – 0.0%
JGC Corp.	1,000	33,117
Vinci SA	1,260	55,689

		88,806

Electrical Equipment – 0.1%
ABB Ltd. (REG)(b)	8,240	160,670
Emerson Electric Co.	1,800	90,414

24	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi Electric Corp.	4,000	$31,254
Nidec Corp.	300	18,254
Schneider Electric SA	1,030	72,507
Sumitomo Electric Industries Ltd.	2,100	22,779

		395,878

Industrial Conglomerates – 0.2%
3M Co.	1,300	118,235
Danaher Corp.	1,600	86,352
Fraser and Neave Ltd.	3,000	23,161
General Electric Co.	21,200	447,956
Hutchison Whampoa Ltd.	4,000	41,071
Keppel Corp., Ltd.	3,000	26,304
Koninklijke Philips Electronics NV	2,050	53,015
Orkla ASA	1,830	14,900
Siemens AG	1,620	167,486

		978,480

Machinery – 0.2%
Alfa Laval AB	920	18,117
Andritz AG	140	8,919
Atlas Copco AB	1,220	28,187
Atlas Copco AB – Class A	1,320	34,023
Caterpillar, Inc.	1,300	110,812
Cummins, Inc.	1,000	98,160
Deere & Co.	1,000	84,050
Eaton Corp.(c)	1,900	99,104
FANUC Corp.	400	67,726
Fiat Industrial SpA	3,460	36,997
Illinois Tool Works, Inc.	1,500	92,355
Komatsu Ltd.	1,800	40,585
Kone Oyj	310	23,225
Kubota Corp.	2,000	21,319
Mitsubishi Heavy Industries Ltd.	6,000	27,966
Sandvik AB	1,980	29,653
SembCorp Marine Ltd.	3,000	11,200
SKF AB	1,160	27,928
SMC Corp./Japan	100	16,947
Volvo AB – Class B	2,740	38,878
Wartsila Oyj Abp	570	24,059

		940,210

Marine – 0.0%
AP Moeller – Maersk A/S	10	71,391

Professional Services – 0.0%
Experian PLC	6,990	116,214

Road & Rail – 0.1%
Canadian National Railway Co.	900	80,944
Canadian Pacific Railway Ltd.	600	55,992

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	25

Portfolio of Investments

Company	Shares	U.S. $ Value

Central Japan Railway Co.	284	$22,522
CSX Corp.	4,200	82,992
East Japan Railway Co.	700	46,016
Hankyu Hanshin Holdings, Inc.	4,000	21,125
Kintetsu Corp.	6,000	23,904
MTR Corp., Ltd	6,000	23,994
Norfolk Southern Corp.	1,300	78,494
Odakyu Electric Railway Co., Ltd.	2,000	20,432
Tobu Railway Co., Ltd.	4,000	20,712
Tokyu Corp.	4,000	20,547
Union Pacific Corp.	900	110,502
West Japan Railway Co.	518	20,738

		628,914

Trading Companies & Distributors – 0.1%
ITOCHU Corp.	3,000	30,091
Marubeni Corp.	3,000	19,848
Mitsubishi Corp.	2,800	53,299
Mitsui & Co., Ltd.	3,400	47,191
Sumitomo Corp.	2,200	27,404
Toyota Tsusho Corp.	1,000	23,104
WW Grainger, Inc.	300	58,206

		259,143

Transportation Infrastructure – 0.0%
Abertis Infraestructuras SA	2,380	34,843
Auckland International Airport Ltd.	1,830	4,025
Koninklijke Vopak NV	420	31,047

		69,915

		5,355,507

Health Care – 0.9%
Biotechnology – 0.1%
Alexion Pharmaceuticals, Inc.(b)	800	76,816
Amgen, Inc.	1,600	142,080
Biogen Idec, Inc.(b)	600	89,454
Celgene Corp.(b)	1,100	86,449
CSL Ltd.	1,350	72,814
Gilead Sciences, Inc.(b)	1,500	112,500
Regeneron Pharmaceuticals, Inc.(b)	500	88,275

		668,388

Health Care Equipment & Supplies – 0.1%
Baxter International, Inc.	1,400	92,778
Becton Dickinson and Co.	1,200	92,004
Cie Generale d’Optique Essilor International SA	390	37,681
Coloplast A/S	70	16,344
Covidien PLC	1,500	87,165
Getinge AB	730	23,549
Intuitive Surgical, Inc.(b)	200	105,800
Medtronic, Inc.	2,100	88,431
Stryker Corp.	1,700	92,072
Terumo Corp.	500	21,246

		657,070

26	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.1%
Express Scripts Holding Co.(b)	1,600	$86,160
Fresenius Medical Care AG & Co. KGaA	1,140	78,276
McKesson Corp.	1,000	94,470
UnitedHealth Group, Inc.	2,100	114,219
WellPoint, Inc.	1,400	78,260

		451,385

Life Sciences Tools & Services – 0.0%
Thermo Fisher Scientific, Inc.	1,500	95,325

Pharmaceuticals – 0.6%
Abbott Laboratories	3,200	208,000
Allergan, Inc./United States	900	83,475
Astellas Pharma, Inc.	900	45,561
AstraZeneca PLC	2,560	121,596
Bayer AG	1,630	147,520
Bristol-Myers Squibb Co.	3,400	110,942
Chugai Pharmaceutical Co., Ltd.	1,100	21,837
Daiichi Sankyo Co., Ltd.	1,400	21,646
Eisai Co., Ltd.	500	21,016
Elan Corp. PLC(b)	990	9,897
Eli Lilly & Co.	2,100	102,984
GlaxoSmithKline PLC	9,880	211,591
Johnson & Johnson	5,400	376,542
Merck & Co., Inc.	6,100	270,230
Mitsubishi Tanabe Pharma Corp.	2,000	27,221
Novartis AG	4,530	280,712
Novo Nordisk A/S – Class B	800	126,808
Ono Pharmaceutical Co., Ltd.	200	10,955
Orion Oyj	500	13,392
Otsuka Holdings Co., Ltd.	700	20,795
Pfizer, Inc.	15,000	375,300
Roche Holding AG	1,380	271,853
Sanofi	2,340	209,003
Shire PLC	2,000	57,749
Taisho Pharmaceutical Holdings Co., Ltd.	300	22,122
Takeda Pharmaceutical Co., Ltd.	1,600	73,244
Teva Pharmaceutical Industries Ltd.	1,860	75,273
UCB SA	210	11,932
Valeant Pharmaceuticals International, Inc.(b)	900	50,139

		3,379,335

		5,251,503

Energy – 0.9%
Energy Equipment & Services – 0.1%
Baker Hughes, Inc.	1,900	81,985
Fugro NV	280	16,815
Halliburton Co.	2,500	83,375
National Oilwell Varco, Inc.	1,100	75,130
Saipem SpA	390	17,380

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	27

Portfolio of Investments

Company	Shares	U.S. $ Value

Schlumberger Ltd.	2,600	$186,212
Seadrill Ltd.	750	28,820
Subsea 7 SA	740	16,880
Technip SA	280	32,553
Tenaris SA	1,780	35,340

		574,490

Oil, Gas & Consumable Fuels – 0.8%
Anadarko Petroleum Corp.	1,200	87,828
Apache Corp.	1,000	77,090
BG Group PLC	6,690	114,777
BP PLC	37,480	260,197
Canadian Natural Resources Ltd.	2,200	63,319
Canadian Oil Sands Ltd.	1,200	24,354
Cenovus Energy, Inc.	1,500	50,375
Chevron Corp.	4,000	422,760
ConocoPhillips	2,400	136,656
Crescent Point Energy Corp.	1,200	47,125
Devon Energy Corp.	1,500	77,505
Enbridge, Inc.	1,500	60,734
EnCana Corp.	2,300	50,244
ENI SpA	5,010	118,809
EOG Resources, Inc.	800	94,096
Exxon Mobil Corp.	9,400	828,516
Galp Energia SGPS SA	460	7,057
Hess Corp.	1,500	74,415
Husky Energy, Inc.	1,800	50,520
Imperial Oil Ltd.	1,100	46,897
Inpex Corp.	4	21,510
JX Holdings, Inc.	4,000	21,422
Kinder Morgan, Inc./Delaware	2,500	84,525
Lundin Petroleum AB(b)	550	13,012
Marathon Oil Corp.	2,900	89,465
Marathon Petroleum Corp.	1,600	95,264
Nexen, Inc. (Toronto)	2,100	51,562
Occidental Petroleum Corp.	1,600	120,336
OMV AG	290	10,376
Origin Energy Ltd.	3,970	45,612
Phillips 66	1,900	99,503
Repsol SA	1,610	34,173
Royal Dutch Shell PLC – Class A	7,280	243,745
Royal Dutch Shell PLC – Class B	5,210	179,844
Spectra Energy Corp.	3,000	83,850
Statoil ASA	2,200	53,748
Suncor Energy, Inc. (Toronto)	3,100	101,300
Talisman Energy, Inc.	4,000	45,019
TonenGeneral Sekiyu KK	2,000	18,597
Total SA	4,190	209,984
TransCanada Corp.	1,400	64,803

28	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Tullow Oil PLC	2,830	$62,464
Williams Cos., Inc. (The)	2,500	82,100
Woodside Petroleum Ltd.	1,870	66,025

		4,591,513

		5,166,003

Materials – 0.6%
Chemicals – 0.3%
Agrium, Inc. (Toronto)	500	51,060
Air Liquide SA	620	75,791
Air Products & Chemicals, Inc.	600	49,764
Akzo Nobel NV	580	33,183
Asahi Kasei Corp.	4,000	22,895
BASF SE	1,810	162,281
Dow Chemical Co. (The)	3,000	90,570
Ecolab, Inc.	1,300	93,704
EI du Pont de Nemours & Co.	1,800	77,652
Israel Chemicals Ltd.	1,120	13,799
Kuraray Co., Ltd.	2,000	24,710
Linde AG	490	84,763
LyondellBasell Industries NV	1,600	79,568
Mitsubishi Chemical Holdings Corp.	5,500	24,130
Monsanto Co.	1,100	100,749
Mosaic Co. (The)	1,600	86,496
Nitto Denko Corp.	500	26,113
Novozymes A/S	520	14,325
Potash Corp. of Saskatchewan, Inc.	1,700	65,768
PPG Industries, Inc.	800	99,416
Praxair, Inc.	800	85,768
Shin-Etsu Chemical Co., Ltd.	800	47,248
Solvay SA	150	20,351
Sumitomo Chemical Co., Ltd.	8,000	22,932
Syngenta AG	350	140,125
Toray Industries, Inc.	4,000	23,755
Yara International ASA	540	27,076

		1,643,992

Construction Materials – 0.0%
CRH PLC	1,420	25,993
Fletcher Building Ltd.	1,350	8,779
Lafarge SA	630	36,663

		71,435

Metals & Mining – 0.3%
Anglo American PLC	3,930	109,148
ArcelorMittal (Euronext Amsterdam)	2,410	36,639
Barrick Gold Corp.	2,000	69,442
BHP Billiton Ltd.	6,350	228,678
BHP Billiton PLC	4,160	131,021
Boliden AB	830	14,712
Fortescue Metals Group Ltd.	13,680	55,957
Freeport-McMoRan Copper & Gold, Inc.	2,100	81,921

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	29

Portfolio of Investments

Company	Shares	U.S. $ Value

Glencore International PLC	10,770	$59,647
Goldcorp, Inc.	1,600	62,351
JFE Holdings, Inc.	1,600	24,932
Kinross Gold Corp.	5,100	51,650
Newcrest Mining Ltd.	2,330	62,274
Newmont Mining Corp.	1,600	75,344
Nippon Steel & Sumitomo Metal Corp.	15,000	34,587
Rio Tinto Ltd.	1,150	70,614
Rio Tinto PLC	2,640	131,093
Silver Wheaton Corp.	1,300	47,859
Sumitomo Metal Mining Co., Ltd.	2,000	27,495
Teck Resources Ltd.	1,700	57,554
ThyssenKrupp AG	1,900	38,486
Umicore SA	180	9,359
Voestalpine AG	210	6,785
Xstrata PLC	7,530	124,842
Yamana Gold, Inc.	2,700	50,882

		1,663,272

Paper & Forest Products – 0.0%
UPM-Kymmene Oyj	1,620	18,230

		3,396,929

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.2%
AT&T, Inc.	11,700	399,321
BCE, Inc.	1,200	50,810
Belgacom SA	530	15,583
Bezeq The Israeli Telecommunication Corp., Ltd.	8,820	10,784
BT Group PLC	17,670	66,087
CenturyLink, Inc.	2,300	89,332
Deutsche Telekom AG	5,530	60,912
Elisa Oyj	510	10,836
France Telecom SA	4,620	49,142
Koninklijke KPN NV	2,500	14,159
Nippon Telegraph & Telephone Corp.	900	40,486
Portugal Telecom SGPS SA	1,230	5,714
Singapore Telecommunications Ltd.	16,000	43,125
Telecom Corp. of New Zealand Ltd.	3,730	7,076
Telecom Italia SpA (ordinary shares)	28,930	26,357
Telefonica SA	7,940	104,303
Telekom Austria AG	620	4,029
Telenor ASA	1,420	28,836
TeliaSonera AB	4,260	28,596
Telstra Corp., Ltd.	8,580	38,599
Verizon Communications, Inc.	5,700	251,484
Vivendi SA	2,290	49,263

		1,394,834

30	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.1%
Crown Castle International Corp.(b)	1,100	$74,272
KDDI Corp.	530	39,328
Millicom International Cellular SA	240	20,608
NTT DoCoMo, Inc.	30	43,492
Rogers Communications, Inc.	600	26,498
Softbank Corp.	1,700	63,941
Vodafone Group PLC	97,210	250,766

		518,905

		1,913,739

Utilities – 0.3%
Electric Utilities – 0.2%
American Electric Power Co., Inc.	2,000	85,300
Cheung Kong Infrastructure Holdings Ltd.	2,000	12,177
Chubu Electric Power Co., Inc.	1,800	24,374
Chugoku Electric Power Co., Inc. (The)	1,700	24,583
CLP Holdings Ltd.	3,500	30,582
Contact Energy Ltd.(b)	910	3,977
Duke Energy Corp.	1,400	89,348
EDP – Energias de Portugal SA	3,760	9,514
Electricite de France SA	1,300	23,859
Enel SpA	12,970	49,192
Exelon Corp.	2,400	72,528
FirstEnergy Corp.	2,000	84,920
Fortis, Inc.	800	26,883
Fortum Oyj	880	15,840
Iberdrola SA	11,780	58,534
Kansai Electric Power Co., Inc. (The)	2,800	26,633
NextEra Energy, Inc.	1,200	82,452
Power Assets Holdings Ltd.	2,500	22,087
PPL Corp.	3,000	88,050
Southern Co. (The)	1,900	82,745

		913,578

Gas Utilities – 0.0%
Hong Kong & China Gas Co., Ltd.	10,000	27,099
Osaka Gas Co., Ltd.	5,000	19,658
Snam SpA	6,800	30,100
Tokyo Gas Co., Ltd.	5,000	24,546

		101,403

Independent Power Producers & Energy Traders – 0.0%
Electric Power Development Co., Ltd.	103	2,608

Multi-Utilities – 0.1%
AGL Energy Ltd.	2,170	32,567
Centrica PLC	15,970	83,400
Consolidated Edison, Inc.	1,500	83,685
Dominion Resources, Inc./VA	1,700	86,887

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	31

Portfolio of Investments

Company		Shares	U.S. $ Value

E.ON SE		3,580	$64,558
GDF Suez		2,520	56,693
National Grid PLC		10,690	120,833
PG&E Corp.		2,100	85,995
Public Service Enterprise Group, Inc.		1,400	42,126
RWE AG		1,020	42,548

			699,292

			1,716,881

Total Common Stocks (cost $48,451,477)			49,466,939

		Principal Amount (000)
CORPORATES - INVESTMENT GRADES – 6.9%
Industrial – 3.2%
Basic – 0.3%
Alcoa, Inc. 5.40%, 4/15/21	U.S.$	215	227,028
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		230	234,306
Dow Chemical Co. (The) 4.125%, 11/15/21		55	59,899
5.25%, 11/15/41		55	61,201
7.60%, 5/15/14		140	153,430
8.55%, 5/15/19		177	239,539
International Paper Co. 7.95%, 6/15/18		370	478,976
Vale SA 5.625%, 9/11/42		415	448,143

			1,902,522

Capital Goods – 0.2%
ADT Corp. (The) 3.50%, 7/15/22(a)		66	66,234
Embraer SA 5.15%, 6/15/22		111	120,435
Owens Corning 6.50%, 12/01/16		353	399,079
Republic Services, Inc. 5.25%, 11/15/21		218	259,884
5.50%, 9/15/19		153	182,436

			1,028,068

Communications - Media – 0.5%
CBS Corp. 3.375%, 3/01/22		111	114,914
5.75%, 4/15/20		96	115,308

32	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

8.875%, 5/15/19	U.S.$	174	$237,084
Comcast Corp. 5.15%, 3/01/20		95	113,474
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		220	224,551
4.60%, 2/15/21		175	189,693
4.75%, 10/01/14		80	85,463
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(d)		365	394,200
News America, Inc.
6.15%, 3/01/37-2/15/41		276	341,476
9.25%, 2/01/13		150	151,851
Omnicom Group, Inc. 3.625%, 5/01/22		125	130,982
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		290	377,508
WPP Finance UK 8.00%, 9/15/14		323	358,292

			2,834,796

Communications - Telecommunications – 0.4%
American Tower Corp. 5.05%, 9/01/20		430	483,942
AT&T, Inc.
3.00%, 2/15/22		115	120,312
4.45%, 5/15/21		225	262,196
British Telecommunications PLC
2.00%, 6/22/15		330	339,356
5.95%, 1/15/18		115	138,246
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		370	398,098
Telefonica Emisiones SAU 5.462%, 2/16/21		140	142,100
Vodafone Group PLC 6.15%, 2/27/37		285	382,723

			2,266,973

Consumer Cyclical - Automotive – 0.1%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		323	353,926

Consumer Cyclical - Entertainment – 0.0%
Viacom, Inc. 5.625%, 9/15/19		80	96,569

Consumer Cyclical - Other – 0.1%
Marriott International, Inc./DE 3.00%, 3/01/19		327	338,142

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19	U.S.$	255	$332,524
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		390	419,338

			751,862

Consumer Non-Cyclical – 0.4%
Ahold Finance USA LLC 6.875%, 5/01/29		325	419,614
Bunge Ltd. Finance Corp. 5.875%, 5/15/13		415	424,263
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		590	608,782
Delhaize Group SA 5.875%, 2/01/14		150	157,487
Kroger Co. (The) 3.40%, 4/15/22		297	309,154
Laboratory Corp. of America Holdings 2.20%, 8/23/17		52	53,668
Tyson Foods, Inc. 4.50%, 6/15/22		187	201,436
Watson Pharmaceuticals, Inc. 3.25%, 10/01/22		150	154,284

			2,328,688

Energy – 0.5%
Encana Corp. 3.90%, 11/15/21		435	468,481
Marathon Petroleum Corp.
3.50%, 3/01/16		63	67,271
5.125%, 3/01/21		239	281,044
Nabors Industries, Inc. 9.25%, 1/15/19		302	402,353
Noble Energy, Inc. 8.25%, 3/01/19		355	469,901
Noble Holding International Ltd. 4.90%, 8/01/20		41	46,574
Phillips 66 4.30%, 4/01/22(a)		370	408,329
Transocean, Inc. 2.50%, 10/15/17		184	184,977
Valero Energy Corp. 6.125%, 2/01/20		207	252,000
Weatherford International Ltd./Bermuda
5.125%, 9/15/20		55	57,984
9.625%, 3/01/19		280	360,692

			2,999,606

34	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20	U.S.$	81	$93,702
Hewlett-Packard Co. 4.65%, 12/09/21		167	161,553
Intel Corp. 4.80%, 10/01/41		105	116,595
Motorola Solutions, Inc. 7.50%, 5/15/25		90	116,959
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		405	419,580
Xerox Corp. 8.25%, 5/15/14		435	476,729

			1,385,118

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14		357	380,968

Transportation - Railroads – 0.1%
CSX Corp. 4.75%, 5/30/42		350	382,093

Transportation - Services – 0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		440	447,836
Con-way, Inc. 6.70%, 5/01/34		267	287,993
Ryder System, Inc.
5.85%, 11/01/16		164	186,922
7.20%, 9/01/15		147	169,088

			1,091,839

			18,141,170

Financial Institutions – 2.6%
Banking – 1.5%
Bank of America Corp.
5.625%, 7/01/20		170	200,705
5.70%, 1/24/22		425	516,997
5.875%, 2/07/42		365	461,452
Barclays Bank PLC 5.125%, 1/08/20		260	296,906
Citigroup, Inc.
5.375%, 8/09/20		192	226,575
8.50%, 5/22/19		240	321,108
Countrywide Financial Corp. 6.25%, 5/15/16		143	157,837
DNB Bank ASA 3.20%, 4/03/17(a)		365	388,170
Fifth Third Bancorp 3.50%, 3/15/22		141	149,467

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22	U.S.$	145	$172,113
6.00%, 6/15/20		365	432,724
7.50%, 2/15/19		400	502,171
HSBC Holdings PLC
4.00%, 3/30/22		385	423,118
5.10%, 4/05/21		223	264,962
ING Bank NV 2.00%, 9/25/15(a)		415	416,953
JPMorgan Chase & Co. 4.50%, 1/24/22		200	226,270
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		73	79,628
Macquarie Group Ltd. 4.875%, 8/10/17(a)		147	158,348
Morgan Stanley
5.50%, 7/24/20		160	180,633
6.625%, 4/01/18		390	454,184
Series G
5.50%, 7/28/21		208	237,864
Nationwide Building Society 6.25%, 2/25/20(a)		425	503,149
PNC Funding Corp. 5.125%, 2/08/20		190	227,308
Societe Generale SA 2.50%, 1/15/14(a)		140	141,008
UBS AG/Stamford CT 7.625%, 8/17/22		330	362,438
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		235	232,993
Vesey Street Investment Trust I 4.404%, 9/01/16		138	149,098
Wachovia Corp. 5.50%, 5/01/13		410	418,616

			8,302,795

Finance – 0.1%
General Electric Capital Corp. 4.65%, 10/17/21		146	165,894
SLM Corp. 7.25%, 1/25/22		160	175,600
Series A 5.375%, 1/15/13		306	307,232

			648,726

Insurance – 0.7%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		165	195,210
American International Group, Inc. 4.875%, 6/01/22		75	84,387
6.40%, 12/15/20		340	416,864

36	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	130	$152,095
6.30%, 8/15/14		260	281,803
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		247	338,139
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		120	126,552
5.50%, 3/30/20		207	237,170
Humana, Inc. 7.20%, 6/15/18		355	440,577
Lincoln National Corp. 8.75%, 7/01/19		172	228,218
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		130	199,835
Metlife Capital Trust IV 7.875%, 12/15/37(a)		260	317,200
MetLife, Inc. 7.717%, 2/15/19		158	207,934
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(a)		493	470,394
WellPoint, Inc. 3.30%, 1/15/23		148	152,266
XL Group PLC 5.25%, 9/15/14		68	72,403

			3,921,047

Other Finance – 0.1%
ORIX Corp. 4.71%, 4/27/15		272	289,329

REITS – 0.2%
ERP Operating LP 5.25%, 9/15/14		355	380,534
HCP, Inc. 5.375%, 2/01/21		380	437,250
Health Care REIT, Inc. 5.25%, 1/15/22		380	428,133
Healthcare Realty Trust, Inc. 5.75%, 1/15/21		230	257,534

			1,503,451

			14,665,348

Utility – 1.0%
Electric – 0.4%
Constellation Energy Group, Inc. 5.15%, 12/01/20		69	79,968
FirstEnergy Corp. Series C 7.375%, 11/15/31		395	518,257
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		300	385,850
Nisource Finance Corp. 6.80%, 1/15/19		355	432,989
Pacific Gas & Electric Co. 4.50%, 12/15/41		140	154,001

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	U.S.$	385	$399,201
TECO Finance, Inc. 4.00%, 3/15/16		135	145,066
5.15%, 3/15/20		160	187,978

			2,303,310

Natural Gas – 0.6%
DCP Midstream LLC 5.35%, 3/15/20(a)		181	200,427
Energy Transfer Partners LP 6.70%, 7/01/18		370	450,505
Enterprise Products Operating LLC 5.20%, 9/01/20		63	75,114
EQT Corp. 8.125%, 6/01/19		266	332,374
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		362	386,019
4.15%, 3/01/22		116	124,981
ONEOK, Inc. 4.25%, 2/01/22		360	394,091
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		370	403,836
TransCanada PipeLines Ltd. 6.35%, 5/15/67		405	435,307
Williams Partners LP 5.25%, 3/15/20		293	340,877

			3,143,531

			5,446,841

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		330	376,986

Total Corporates - Investment Grades (cost $34,621,960)			38,630,345

AGENCIES – 3.1%
Agency Debentures – 3.1%
Federal Farm Credit Bank 0.258%, 4/26/13(e)		5,845	5,847,309
0.268%, 6/26/13(e)		2,700	2,701,539
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		1,706	1,793,068
Federal National Mortgage Association 6.25%, 5/15/29		2,651	3,873,845
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		3,475	3,094,915

Total Agencies (cost $15,860,200)			17,310,676

38	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 1.3%
Agency Fixed Rate 30-Year – 1.3%
Federal National Mortgage Association 3.00%, TBA	U.S.$	3,710	$3,903,616
3.50%, TBA		3,100	3,309,734

Total Mortgage Pass-Throughs (cost $7,171,949)			7,213,350

CORPORATES - NON-INVESTMENT GRADES – 0.4%
Industrial – 0.3%
Basic – 0.1%
ArcelorMittal USA LLC 6.125%, 6/01/18		158	157,740
LyondellBasell Industries NV 5.75%, 4/15/24		400	480,000

			637,740

Capital Goods – 0.1%
B/E Aerospace, Inc. 5.25%, 4/01/22		220	232,100
Ball Corp. 5.00%, 3/15/22		220	233,200

			465,300

Consumer Cyclical - Other – 0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22		145	159,137
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		220	233,200

			392,337

Consumer Cyclical - Retailers – 0.0%
Dollar General Corp. 4.125%, 7/15/17		69	72,450

Energy – 0.0%
Cimarex Energy Co. 5.875%, 5/01/22		108	115,560

			1,683,387

Financial Institutions – 0.1%
Other Finance – 0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		192	202,580

Utility – 0.0%
Electric – 0.0%
CMS Energy Corp. 5.05%, 3/15/22		119	132,140

Total Corporates - Non-Investment Grades (cost $1,853,037)			2,018,107

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Kazakhstan – 0.1%
KazMunayGas National Co. 7.00%, 5/05/20(a)	U.S.$	301	$374,679

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		435	522,872

Total Quasi-Sovereigns (cost $734,157)			897,551

ASSET-BACKED SECURITY – 0.0%
Home Equity Loans - Floating Rate – 0.0%
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.568%, 3/25/37(e)(f) (cost $494,374)		494	1,196

		Shares
PREFERRED STOCKS – 0.0%
Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings PLC 0.00%(b) (cost $1,036)		649,800	1,041

SHORT-TERM INVESTMENTS – 15.2%
Investment Companies – 15.2%
AllianceBernstein Fixed-Income Shares, Inc. -Government STIF Portfolio, 0.15%(g) (cost $85,027,112)		85,027,112	85,027,112

Total Investments Before Security Lending Collateral for Securities Loaned – 98.2% (cost $540,468,230)			550,098,675

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%

AllianceBernstein Exchange Reserves - Class I, 0.13%(g) (cost $101,175)		101,175	101,175

Total Investments – 98.2% (cost $540,569,405)			550,199,850
Other assets less liabilities – 1.8%			10,193,207

Net Assets – 100.0%			$560,393,057

40	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Govt of Canada Bond Futures	326	March 2013	$44,543,261	$44,865,818	$322,557
10 Yr JGB Mini Futures	135	December 2012	23,606,851	23,727,968	121,117
Australian T-Bond 10 Yr Futures	151	December 2012	19,700,851	19,692,844	(8,008)
German Euro Bund Futures	230	March 2013	43,237,365	43,226,797	(10,568)
MSCI EAFE Mini Index Futures	252	December 2012	19,183,500	19,647,180	463,680
MSCI Emerging Market Mini Futures	283	December 2012	14,088,544	14,224,995	136,451
S&P 500 E Mini Index Futures	361	December 2012	25,388,495	25,529,920	141,425
S&P TSE 60 Index Futures	13	December 2012	1,828,935	1,837,157	8,223
U.S. T-Note 10 Yr Futures	305	March 2013	40,603,677	40,760,390	156,713
UK Long Gilt Bond Futures	234	March 2013	44,557,602	44,744,705	187,103

					$1,518,693

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP	254	USD	407	12/06/12	$(642)
Barclays Bank PLC Wholesale	NOK	141,609	USD	24,711	12/14/12	(279,862)
Barclays Bank PLC Wholesale	CAD	12,888	USD	12,949	12/20/12	(19,939)
BNP Paribas SA	EUR	585	USD	748	12/06/12	(12,418)
Brown Brothers Harriman & Co.	USD	222	CAD	223	3/15/13	1,811
Citibank NA	EUR	509	USD	658	12/06/12	(3,798)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	41

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank NA	SEK	153,169	USD	22,845	12/14/12	$(169,995)
Deutsche Bank AG London	GBP	5,491	USD	8,757	12/06/12	(39,959)
Deutsche Bank AG London	USD	1,160	CAD	1,153	12/14/12	959
Deutsche Bank AG London	CAD	1,335	USD	1,337	12/20/12	(6,173)
Goldman Sachs Capital Markets LP	EUR	18,270	USD	23,710	12/06/12	(51,689)
Goldman Sachs Capital Markets LP	AUD	24,055	USD	25,030	1/18/13	13,450
JPMorgan Chase Bank NA	NOK	1,210	USD	211	12/14/12	(2,792)
JPMorgan Chase Bank NA	SEK	1,075	USD	160	12/14/12	(1,090)
JPMorgan Chase Bank NA	CAD	3,240	USD	3,229	12/20/12	(31,708)
Royal Bank of Canada	EUR	13,788	USD	17,986	12/06/12	53,235
Royal Bank of Scotland PLC	USD	1,542	CAD	1,532	12/20/12	62
Royal Bank of Scotland PLC	TRY	36,874	USD	20,389	12/21/12	(201,924)
State Street Bank & Trust Co.	EUR	9,128	USD	11,625	12/06/12	(247,794)
State Street Bank & Trust Co.	GBP	5,604	USD	8,936	12/06/12	(42,742)
State Street Bank & Trust Co.	USD	451	EUR	347	12/06/12	1,247
State Street Bank & Trust Co.	NOK	5,092	USD	882	12/14/12	(16,719)
State Street Bank & Trust Co.	SEK	4,790	USD	704	12/14/12	(15,854)
State Street Bank & Trust Co.	USD	350	NOK	1,996	12/14/12	1,723
State Street Bank & Trust Co.	USD	261	SEK	1,728	12/14/12	(1,092)
State Street Bank & Trust Co.	CAD	524	USD	525	12/20/12	(2,281)
State Street Bank & Trust Co.	TRY	4,391	USD	2,434	12/21/12	(17,535)
State Street Bank & Trust Co.	USD	2,150	TRY	3,854	12/21/12	2,474
State Street Bank & Trust Co.	AUD	153	USD	159	1/18/13	(110)
State Street Bank & Trust Co.	USD	387	CAD	387	3/15/13	1,766
UBS AG	EUR	3,564	USD	4,590	12/06/12	(45,907)
Westpac Banking Corp.	NZD	30,627	USD	25,063	1/18/13	(6,678)

						$(1,141,974)

INTEREST RATE SWAP CONTRACTS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	NOK	12,150	11/23/22	6 Month NIBOR	3.198%	$13,991
Barclays Bank PLC	NZD	4,240	11/30/22	3 Month LIBOR	3.673%	(2,094)

42	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	SEK	16,660	11/30/22	3 Month STIBOR	2.043%	$(4,848)
Citibank, NA	NOK	4,970	11/19/22	6 Month NIBOR	3.125%	440
Citibank, NA	SEK	19,750	11/19/22	3 Month STIBOR	2.023%	(10,255)
Citibank, NA	NZD	3,940	11/23/22	3 Month LIBOR	3.715%	10,756
Citibank, NA	SEK	13,600	11/23/22	3 Month STIBOR	2.085%	4,462
Citibank, NA	NOK	16,180	11/30/22	6 Month NIBOR	3.12%	(1,349)
Morgan Stanley Capital Services LLC	NZD	16,100	10/24/22	3 Month LIBOR	3.67%	13,106
Morgan Stanley Capital Services LLC	NOK	74,480	10/24/22	6 Month NIBOR	3.255%	168,803
Morgan Stanley Capital Services LLC	SEK	86,550	10/24/22	3 Month STIBOR	2.185%	156,671

						$349,683

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA CDX-NAHYS19V1- 5 Year, 12/20/17*	5.00%	5.00%		$7,360	$73,600	$36,038	$37,562
iTraxx-XOVERS18V1- 5 Year, 12/20/17*	5.00	4.96	EUR	310	4,593	(7,577)	12,170
Barclays Bank PLC CDX-NAHYS19V1- 5 Year, 12/20/17*	5.00	5.00		$2,030	20,300	(28,078)	48,378
iTraxx-XOVERS18V1- 5 Year, 12/20/17*	5.00	4.96	EUR	350	5,241	(3,141)	8,382
Citibank, NA CDX-NAHYS19V1- 5 Year, 12/20/17*	5.00	5.00		$970	9,700	(26,759)	36,459
iTraxx-XOVERS18V1- 5 Year, 12/20/17*	5.00	4.96	EUR	2,420	36,250	6,458	29,792
Goldman Sachs Bank USA CDX-NAHYS19V1- 5 Year, 12/20/17*	5.00	5.00		$1,040	10,400	(11,142)	21,542
iTraxx-XOVERS18V1- 5 Year, 12/20/17*	5.00	4.96	EUR	680	10,105	(6,399)	16,504

					$170,189	$(40,600)	$210,789

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	43

Portfolio of Investments

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate market value of these securities amounted to $15,109,365 or 2.7% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2012.

(e)	Floating Rate Security. Stated interest rate was in effect at November 30, 2012.

(f)	Illiquid security.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

TRY – Turkish Lira

USD – United States Dollar

Glossary:

CDX-NAHY – North American High Yield Credit Default Swap Index

LIBOR – London Interbank Offered Rates

NIBOR – Norwegian Interbank Offered Rate

REG – Registered Shares

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

44	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $455,441,118)	$465,071,563	(a)
Affiliated issuers (cost $85,128,287—including investment of cash collateral for securities loaned of $101,175)	85,128,287
Cash	6,676,059	(b)
Foreign currencies, at value (cost $56,714)	55,659
Receivable for investment securities sold and foreign currency transactions	10,387,035
Interest and dividends receivable	2,673,010
Receivable for capital stock sold	1,765,443
Unrealized appreciation on interest rate swap contracts	368,229
Unrealized appreciation on credit default swap contracts	210,789
Receivable for variation margin on futures contracts	147,253
Unrealized appreciation of forward currency exchange contracts	76,727
Premium paid on credit default swap contracts	42,496

Total assets	572,602,550

Liabilities
Payable for investment securities purchased and foreign currency transactions	7,180,063
Payable for capital stock redeemed	2,910,342
Unrealized depreciation of forward currency exchange contracts	1,218,701
Advisory fee payable	230,528
Distribution fee payable	186,608
Payable for collateral received on securities loaned	101,175
Premium received on credit default swap contracts	83,096
Transfer Agent fee payable	56,807
Unrealized depreciation on interest rate swap contracts	18,546
Administrative fee payable	17,246
Accrued expenses	206,381

Total liabilities	12,209,493

Net Assets	$560,393,057

Composition of Net Assets
Capital stock, at par	$320,234
Additional paid-in capital	511,145,255
Undistributed net investment income	2,573,992
Accumulated net realized gain on investment and foreign currency transactions	35,770,749
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	10,582,827

	$560,393,057

(a)	Includes securities on loan with a value of $99,104 (see Note E).

(b)	An amount of $6,673,973 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2012.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	45

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$400,684,933	22,615,781	$17.72	*

B	$35,786,149	2,159,307	$16.57

C	$72,294,608	4,339,594	$16.66

Advisor	$42,277,958	2,379,632	$17.77

R	$5,703,795	322,999	$17.66

K	$2,691,758	152,236	$17.68

I	$953,856	53,840	$17.72

*	The maximum offering price per share for Class A shares was $18.51 which reflects a sales charge of 4.25%.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,904)	$7,348,123
Affiliated issuers	49,162
Interest	5,881,805
Securities lending income	7,363	$13,286,453

Expenses
Advisory fee (see Note B)	2,820,203
Distribution fee—Class A	1,137,233
Distribution fee—Class B	437,265
Distribution fee—Class C	707,625
Distribution fee—Class R	29,765
Distribution fee—Class K	6,928
Transfer agency—Class A	711,826
Transfer agency—Class B	102,146
Transfer agency—Class C	137,636
Transfer agency—Advisor Class	68,424
Transfer agency—Class R	15,478
Transfer agency—Class K	5,542
Transfer agency—Class I	177
Custodian	204,227
Registration fees	121,342
Administrative	80,701
Directors’ fees	56,387
Audit	53,194
Printing	43,629
Legal	40,571
Miscellaneous	25,952

Total expenses		6,806,251

Net investment income		6,480,202

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		107,234,243
Futures contracts		1,258,588
Swap contracts		(433,581)
Foreign currency transactions		593,207
Net change in unrealized appreciation/depreciation of:
Investments		(28,722,736)
Futures contracts		1,518,693
Swap contracts		642,881
Foreign currency denominated assets and liabilities		(1,126,783)

Net gain on investment and foreign currency transactions		80,964,512

Net Increase in Net Assets from Operations		$87,444,714

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	47

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2012	Year Ended November 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,480,202	$8,677,220
Net realized gain on investment and foreign currency transactions	108,652,457	46,359,869
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(27,687,945)	(7,366,865)

Net increase in net assets from operations	87,444,714	47,670,224
Dividends to Shareholders from
Net investment income
Class A	(5,695,790)	(6,964,919)
Class B	(359,155)	(753,943)
Class C	(605,513)	(836,134)
Advisor Class	(615,005)	(601,071)
Class R	(67,478)	(98,608)
Class K	(40,422)	(48,477)
Class I	(16,248)	(25,053)
Capital Stock Transactions
Net decrease	(54,313,489)	(100,081,948)

Total increase (decrease)	25,731,614	(61,739,929)
Net Assets
Beginning of period	534,661,443	596,401,372

End of period (including undistributed net investment income of $2,573,992 and $1,742,013, respectively)	$560,393,057	$534,661,443

See notes to financial statements.

48	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Global Risk Allocation Fund, Inc. (formerly, known as AllianceBernstein Balanced Shares, Inc.) (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	49

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a

50	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	51

Notes to Financial Statements

instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$250,636,533		$	– 0	–	$250,636,533
Governments – Treasuries		– 0	–	98,895,825			– 0	–	98,895,825
Common Stocks:
Financials		4,759,217		4,962,490			– 0	–	9,721,707
Information Technology		5,086,464		903,685			– 0	–	5,990,149
Consumer Discretionary		3,322,970		2,227,321			– 0	–	5,550,291
Consumer Staples		2,948,014		2,456,216			– 0	–	5,404,230
Industrials		2,779,116		2,576,391			– 0	–	5,355,507
Health Care		3,199,870		2,051,633			– 0	–	5,251,503
Energy		3,536,863		1,629,140			– 0	–	5,166,003
Materials		1,377,518		2,019,411			– 0	–	3,396,929
Telecommunication Services		897,431		1,016,308			– 0	–	1,913,739
Utilities		910,919		805,962			– 0	–	1,716,881
Corporates – Investment Grades		– 0	–	38,630,345			– 0	–	38,630,345
Agencies		– 0	–	17,310,676			– 0	–	17,310,676
Mortgage Pass-Throughs		– 0	–	7,213,350			– 0	–	7,213,350
Corporates – Non-Investment Grades		– 0	–	2,018,107			– 0	–	2,018,107
Quasi-Sovereigns		– 0	–	897,551			– 0	–	897,551
Asset-Backed Security		– 0	–	– 0	–		1,196		1,196
Preferred Stocks		– 0	–	– 0	–		1,041		1,041
Short-Term Investments		85,027,112		– 0	–		– 0	–	85,027,112
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		101,175		– 0	–		– 0	–	101,175

Total Investments in Securities		113,946,669		436,250,944	+		2,237		550,199,850

52	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments* :
Assets:
Futures Contracts	$1,537,269		$	– 0	–	$	– 0	–	$1,537,269	#
Forward Currency Exchange Contracts	– 0	–		76,727			– 0	–	76,727
Interest Rate Swap Contracts	– 0	–		368,229			– 0	–	368,229
Credit Default Swap Contracts	– 0	–		210,789			– 0	–	210,789
Liabilities:
Futures Contracts	(18,576)			– 0	–		– 0	–	(18,576	)#
Forward Currency Exchange Contracts	– 0	–		(1,218,701)			– 0	–	(1,218,701)
Interest Rate Swap Contracts	– 0	–		(18,546)			– 0	–	(18,546)

Total^	$115,465,362			$435,669,442			$2,237		$551,137,041

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy and assumes the financial instruments were transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Preferred Stocks			Commercial Mortgage-Backed Securities
Balance as of 11/30/11	$2,725,292		$	– 0	–		$1,377,909
Accrued discounts/(premiums)	6			– 0	–		35,914
Realized gain (loss)	(955,136)			– 0	–		230,462
Change in unrealized appreciation/depreciation	1,175,317			5			(60,622)
Purchases	– 0	–		1,036			– 0	–
Sales	(2,944,283)			– 0	–		(1,583,663)
Transfers in to Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–

Balance as of 11/30/12	$1,196			$1,041		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 11/30/12*	$433,558			$5		$	– 0	–

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	53

Notes to Financial Statements

	Collateralized Mortgage Obligations			Total
Balance as of 11/30/11		$1,554		$4,104,755
Accrued discounts/(premiums)		3		35,923
Realized gain (loss)		(480,949)		(1,205,623)
Change in unrealized appreciation/depreciation		479,392		1,594,092
Purchases		– 0	–	1,036
Sales		– 0	–	(4,527,946)
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–

Balance as of 11/30/12	$	– 0	–	$2,237

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/12*	$	– 0	–	$433,563

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for securities that exceed established thresholds, 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

54	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	55

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2012, the reimbursement for such services amounted to $80,701.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $432,711 for the year ended November 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $9,143 from the sale of Class A shares and received $16,587, $8,595 and $2,215 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government

56	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)	Dividend Income (000)
$ 24,489	$515,041	$454,503	$85,027	$42

Brokerage commissions paid on investment transactions for the year ended November 30, 2012 amounted to $540,726, of which $443 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .29% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,068,676, $3,161,030, $381,616 and $235,773 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	57

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$546,029,187	$759,327,497
U.S. government securities	312,709,180	213,774,807

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$540,642,105

Gross unrealized appreciation	11,418,620
Gross unrealized depreciation	(1,860,875)

Net unrealized appreciation	$9,557,745

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market or for investment purposes. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a

58	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2012, the Fund held futures contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2012, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	59

Notes to Financial Statements

parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its

60	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2012, the Fund held interest rate swap contracts for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the year ended November 30, 2012, the Fund held credit default swap contracts for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	61

Notes to Financial Statements

of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At November 30, 2012, the Fund had Sale Contracts outstanding with a Maximum Payout Amount of $16,290,071, with net unrealized appreciation of $210,789, and a term of less than 6 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of November 30, 2012, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of November 30, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $757,004. If a trigger event had occurred at November 30, 2012, for those derivatives in a net liability position, an amount of $757,004 would be required to be posted by the Fund.

At November 30, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$76,727	Unrealized depreciation of forward currency exchange contracts	$1,218,701

62	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	$768,914	*

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	368,229		Unrealized depreciation on interest rate swap contracts	$18,546

Credit contracts	Unrealized appreciation on credit default swap contracts	210,789

Equity contracts	Receivable/Payable for variation margin on futures contracts	749,779	*

Total		$2,174,438			$1,237,247

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended November 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,737	$(1,141,974)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	220	349,683

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	1,258,588	768,914

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	63

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(433,801)		$293,198

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	– 0	–	749,779

Total		$827,744		$1,019,600

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,065,963	(a)
Average principal amount of sale contracts	$191,571,355	(a)

Futures Contracts:
Average original value of buy contracts	$232,925,589	(a)

Interest Rate Swap Contracts:
Average notional amount	$49,419,015	(a)

Credit Default Swap Contracts:
Average notional amount of buy contracts	$4,187,577	(b)
Average notional amount of sale contracts	$2,137,442	(c)

(a)	Positions were open two months during the year.

(b)	Positions were open ten months during the year.

(c)	Positions were open four months during the year.

2.	Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

64	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

3.	Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended November 30, 2012, the Fund earned drop income of $100,118 which is included in interest income in the accompanying statement of operations.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2012, the Fund had securities on loan with a value of $99,104 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $101,175. The cash collateral will be adjusted on the next

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	65

Notes to Financial Statements

business day to maintain the required collateral amount. The Fund earned securities lending income of $7,363 and $6,698 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)	Dividend Income (000)
$ 5,825	$52,251	$57,975	$101	$7

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2012	Year Ended November 30, 2011

Class A
Shares sold	3,290,533	3,179,105	$54,569,788	$48,594,884

Shares issued in reinvestment of dividends	319,921	419,554	5,195,429	6,306,562

Shares converted from Class B	988,777	1,364,952	16,466,809	20,965,446

Shares redeemed	(6,815,248)	(7,958,910)	(112,743,569)	(120,644,228)

Net decrease	(2,216,017)	(2,995,299)	$(36,511,543)	$(44,777,336)

Class B
Shares sold	113,519	155,549	$1,753,746	$2,218,288

Shares issued in reinvestment of dividends	22,369	49,830	335,841	701,142

Shares converted to Class A	(1,056,068)	(1,456,621)	(16,466,809)	(20,965,446)

Shares redeemed	(464,023)	(1,068,137)	(7,174,680)	(15,237,272)

Net decrease	(1,384,203)	(2,319,379)	$(21,551,902)	$(33,283,288)

Class C
Shares sold	372,190	336,189	$5,773,562	$4,826,214

Shares issued in reinvestment of dividends	33,798	49,927	513,822	707,339

Shares redeemed	(788,554)	(1,205,745)	(12,288,998)	(17,301,547)

Net decrease	(382,566)	(819,629)	$(6,001,614)	$(11,767,994)

66	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2012	Year Ended November 30, 2011

Advisor Class
Shares sold	2,610,749	427,214	$43,626,010	$6,531,708

Shares issued in reinvestment of dividends	29,746	37,841	489,819	569,275

Shares redeemed	(1,977,262)	(985,224)	(33,293,584)	(15,145,828)

Net increase (decrease)	663,233	(520,169)	$10,822,245	$(8,044,845)

Class R
Shares sold	187,636	89,544	$3,068,833	$1,348,008

Shares issued in reinvestment of dividends	4,164	6,574	67,452	98,608

Shares redeemed	(216,518)	(194,897)	(3,567,775)	(2,919,116)

Net decrease	(24,718)	(98,779)	$(431,490)	$(1,472,500)

Class K
Shares sold	38,119	87,717	$630,480	$1,320,401

Shares issued in reinvestment of dividends	2,500	3,232	40,421	48,476

Shares redeemed	(79,697)	(96,360)	(1,296,785)	(1,444,762)

Net decrease	(39,078)	(5,411)	$(625,884)	$(75,885)

Class I
Shares sold	4,880	4,010	$81,319	$61,092

Shares issued in reinvestment of dividends	997	1,670	16,247	25,053

Shares redeemed	(6,830)	(47,609)	(110,867)	(746,245)

Net decrease	(953)	(41,929)	$(13,301)	$(660,100)

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s NAV when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	67

Notes to Financial Statements

otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

68	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$7,399,611	$9,328,205

Total taxable distributions paid	$7,399,611	$9,328,205

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,478,467
Undistributed capital gain	36,106,828	(a)
Unrealized appreciation/(depreciation)	10,342,273	(b)

Total accumulated earnings/(deficit)	$48,927,568

(a)

During the fiscal year ended November 30, 2012, the Fund utilized $67,834,289 of capital loss carryforwards to offset current year net realized gains. As of November 30, 2012, the cumulative deferred loss on straddles was $789,185.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of November 30, 2012, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency, paydown gains/losses and consent fees, and the tax treatment of swaps and Treasury inflation-protected securities

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	69

Notes to Financial Statements

resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

70	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 15.32	$ 14.36	$ 13.43	$ 11.06	$ 18.28

Income From Investment Operations
Net investment income(a)	.22	.25	.25	.27	.34
Net realized and unrealized gain (loss) on investment transactions	2.42	.97	.95	2.39	(5.85)

Net increase (decrease) in net asset value from operations	2.64	1.22	1.20	2.66	(5.51)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.26)	(.27)	(.29)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(.24)	(.26)	(.27)	(.29)	(1.71)

Net asset value, end of period	$ 17.72	$ 15.32	$ 14.36	$ 13.43	$ 11.06

Total Return
Total investment return based on net asset value(b)*	17.37%	8.57%	9.04%	24.43%	(33.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$400,685	$380,338	$399,687	$481,427	$452,619
Ratio to average net assets of:
Expenses	1.09%	1.08%	1.14	%(c)	1.08%	.97%
Net investment income	1.30%	1.67%	1.83	%(c)	2.30%	2.30%
Portfolio turnover rate	163%	87%	69%	111%	118%

See footnote summary on page 78.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.34	$ 13.46	$ 12.59	$ 10.39	$ 17.27

Income From Investment Operations
Net investment income(a)	.08	.13	.14	.17	.22
Net realized and unrealized gain (loss) on investment transactions	2.27	.90	.90	2.23	(5.51)

Net increase (decrease) in net asset value from operations	2.35	1.03	1.04	2.40	(5.29)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.15)	(.17)	(.20)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(.12)	(.15)	(.17)	(.20)	(1.59)

Net asset value, end of period	$ 16.57	$ 14.34	$ 13.46	$ 12.59	$ 10.39

Total Return
Total investment return based on net asset value(b)*	16.44%	7.68%	8.34%	23.41%	(33.56)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,786	$50,797	$78,888	$121,871	$155,339
Ratio to average net assets of:
Expenses	1.85%	1.85%	1.90	%(c)	1.85%	1.72%
Net investment income	.50%	.91%	1.07	%(c)	1.53%	1.54%
Portfolio turnover rate	163%	87%	69%	111%	118%

See footnote summary on page 78.

72	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.42	$ 13.54	$ 12.67	$ 10.44	$ 17.35

Income From Investment Operations
Net investment income(a)	.09	.14	.14	.18	.22
Net realized and unrealized gain (loss) on investment transactions	2.28	.90	.90	2.25	(5.54)

Net increase (decrease) in net asset value from operations	2.37	1.04	1.04	2.43	(5.32)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.16)	(.17)	(.20)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(.13)	(.16)	(.17)	(.20)	(1.59)

Net asset value, end of period	$ 16.66	$ 14.42	$ 13.54	$ 12.67	$ 10.44

Total Return
Total investment return based on net asset value(b)*	16.54%	7.71%	8.29%	23.59%	(33.58)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,294	$68,095	$75,021	$84,098	$81,907
Ratio to average net assets of:
Expenses	1.82%	1.80%	1.86	%(c)	1.81%	1.70%
Net investment income	.58%	.94%	1.10	%(c)	1.57%	1.58%
Portfolio turnover rate	163%	87%	69%	111%	118%

See footnote summary on page 78.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 15.36	$ 14.40	$ 13.46	$ 11.08	$ 18.32

Income From Investment Operations
Net investment income(a)	.27	.30	.29	.31	.39
Net realized and unrealized gain (loss) on investment transactions	2.43	.97	.96	2.39	(5.87)

Net increase (decrease) in net asset value from operations	2.70	1.27	1.25	2.70	(5.48)

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.31)	(.31)	(.32)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(.29)	(.31)	(.31)	(.32)	(1.76)

Net asset value, end of period	$ 17.77	$ 15.36	$14.40	$13.46	$11.08

Total Return
Total investment return based on net asset value(b)*	17.72%	8.85%	9.41%	24.84%	(32.89)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,278	$26,360	$32,205	$56,024	$51,761
Ratio to average net assets of:
Expenses	.79%	.79%	.84	%(c)	.79%	.68%
Net investment income	1.64%	1.96%	2.12	%(c)	2.59%	2.61%
Portfolio turnover rate	163%	87%	69%	111%	118%

See footnote summary on page 78.

74	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 15.26	$ 14.31	$ 13.38	$ 11.02	$ 18.23

Income From Investment Operations
Net investment income(a)	.17	.21	.21	.24	.31
Net realized and unrealized gain (loss) on investment transactions	2.42	.96	.96	2.38	(5.85)

Net increase (decrease) in net asset value from operations	2.59	1.17	1.17	2.62	(5.54)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.22)	(.24)	(.26)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(.19)	(.22)	(.24)	(.26)	(1.67)

Net asset value, end of period	$ 17.66	$ 15.26	$ 14.31	$ 13.38	$ 11.02

Total Return
Total investment return based on net asset value(b)*	17.08%	8.19%	8.81%	24.15%	(33.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,704	$5,308	$6,391	$6,645	$5,753
Ratio to average net assets of:
Expenses	1.38%	1.38%	1.39	%(c)	1.32%	1.25%
Net investment income	1.01%	1.38%	1.57	%(c)	2.06%	2.06%
Portfolio turnover rate	163%	87%	69%	111%	118%

See footnote summary on page 78.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 15.28	$ 14.34	$ 13.40	$ 11.03	$ 18.24

Income From Investment Operations
Net investment income(a)	.21	.25	.26	.28	.35
Net realized and unrealized gain (loss) on investment transactions	2.43	.96	.95	2.38	(5.85)

Net increase (decrease) in net asset value from operations	2.64	1.21	1.21	2.66	(5.50)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.27)	(.27)	(.29)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(.24)	(.27)	(.27)	(.29)	(1.71)

Net asset value, end of period	$ 17.68	$ 15.28	$ 14.34	$ 13.40	$ 11.03

Total Return
Total investment return based on net asset value(b)*	17.40%	8.48%	9.18%	24.57%	(33.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,692	$2,924	$2,820	$3,378	$5,437
Ratio to average net assets of:
Expenses	1.07%	1.07%	1.09	%(c)	1.02%	.97%
Net investment income	1.31%	1.68%	1.88	%(c)	2.37%	2.35%
Portfolio turnover rate	163%	87%	69%	111%	118%

See footnote summary on page 78.

76	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 15.31	$ 14.36	$ 13.42	$ 11.04	$ 18.26

Income From Investment Operations
Net investment income(a)	.29	.33	.32	.33	.42
Net realized and unrealized gain (loss) on investment transactions	2.43	.95	.95	2.39	(5.87)

Net increase (decrease) in net asset value from operations	2.72	1.28	1.27	2.72	(5.45)

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.33)	(.33)	(.34)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)

Total dividends and distributions	(.31)	(.33)	(.33)	(.34)	(1.77)

Net asset value, end of period	$ 17.72	$ 15.31	$ 14.36	$ 13.42	$ 11.04

Total Return
Total investment return based on net asset value(b)*	17.95%	8.97%	9.64%	25.09%	(32.84)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$954	$839	$1,389	$2,146	$18,409
Ratio to average net assets of:
Expenses	.64%	.64%	.66	%(c)	.69%	.62%
Net investment income	1.76%	2.13%	2.30	%(c)	2.69%	2.72%
Portfolio turnover rate	163%	87%	69%	111%	118%

See footnote summary on page 78.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	77

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2012, November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.07%, 0.03%, 0.20%, 0.27% and 0.05%, respectively.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Global Risk Allocation Fund

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Risk Allocation Fund, Inc. (formerly AllianceBernstein Balanced Shares, Inc.) (the “Fund”), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented prior to December 1, 2009 were audited by other auditors whose report dated January 26, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Risk Allocation Fund, Inc. at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2013

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	79

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2012. For corporate shareholders, 89.81% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 33.64% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended November 30, 2012, the Fund designates $6,521,820 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

80	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

2012 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Ashwin G. Alankar(2), Vice President Michael DePalma(2), Vice President Leon Zhu(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Alankar, DePalma and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	81

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI, and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

82	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#, ## Chairman of the Board 80 (1992)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 70 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	83

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

84	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	85

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

86	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	87

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

88	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Ashwin G. Alankar 39	Vice President	Senior Vice President of the Adviser**, since 2010. Prior thereto, he was associated with Platinum Grove Asset Management, a hedge fund in New York, where he was responsible for equity trading and research since prior to 2008.

Michael DePalma 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Leon Zhu 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	89

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Balanced Shares, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.
2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

90	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Fund	Net Assets 3/31/12 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Balanced Shares, Inc.[4]	$555.6	60 bp on 1st $200 million 50 bp on next $200 million 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $56,856 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Balanced Shares, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.84 1.14 1.90 1.86 1.39 1.09 0.66	% % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients

3	Jones v. Harris at 1427.
4	The Fund was not affected by the Adviser’s settlement with the NYAG since the Fund had lower breakpoints than the applicable NYAG related fee schedule.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	91

include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 However, with respect to the Fund, the Adviser represented that there is no institutional product that has a similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

92	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)7 and the Fund’s contractual management fee ranking.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[9]	Lipper Exp. Group Median (%)	Rank
Balanced Shares, Inc.	0.509	0.661	2/12

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.
7	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.
8	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.
9	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	93

Fund	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Balanced Shares, Inc.	1.084	1.082	7/12	1.204	12/48

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

10	Most recently completed fiscal year end Class A total expense ratio.

94	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $6,204, $2,604,775 and $27,244 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $485,550 in fees from the Fund.11

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, and pay commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

11	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	95

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.
14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

96	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings16 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended February 29, 2012.18

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	9.19	4.19	1.81	1/12	1/110
3 year	19.58	19.64	20.02	7/12	56/101
5 year	2.15	2.29	2.13	7/12	43/90
10 year	4.99	4.29	5.13	4/9	28/49

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
16	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns were provided by Lipper.
17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.
18	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	97

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)19 versus its benchmarks.20 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending February 29, 2012 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Balanced Shares, Inc.	9.19	19.58	2.15	4.99	9.19	11.31	0.32	10
60% Russell 1000 Value Index / 40% Barclays Capital Aggregate Bond Index	5.00	18.17	2.34	5.51	5.00	10.06	0.39	10
Russell 1000 Value Index	2.18	25.01	-1.08	4.75	2.18	N/A	N/A	N/A
Barclays Capital U.S. Aggregate Index	8.37	7.52	6.36	5.68	8.37	N/A	N/A	N/A
Inception Date: June 8, 1932

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

May 25, 2012

19	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
20	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.
21	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

98	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	99

AllianceBernstein Family of Funds

NOTES

100	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

(formerly Balanced Shares)

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRA-0151-1112

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)—(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2011	$32,500	$41	$19,731
	2012	$48,000	$326	$20,635

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2011	$689,481	$19,772
			$(41)
			$(19,731)
	2012	$674,726	$20,961
			$(326)
			$(20,635)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 22, 2013